OTHER LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2023
Other Liabilities [Abstract]
Schedule of Other Liabilities
Other liabilities are as follows:

	December 31,
	2023	2022
Deferred wage tax and social security (1)	$11,601	$15,824
Deferred VAT (1)	7,809	10,882
Severance pay liability	1,838	1,893
Deferred revenue	-	336
Other (2)	790	279
Total other liabilities	$22,038	$29,214

(1)
Deferred VAT and deferred wage tax relate to measurements taken by the Dutch government, on which they postponed all VAT payable for the years 2021 and 2020 and all wage tax and social security payable for the months March – December 2021 to be paid in 60 instalments starting October 2022.

(2)
Including a 50 million Yen loan with a financial institution as a financial support in connection of COVID-19. The loan was provided in July 2020 for a period of five years with a variable interest of 0.21% - 1.10%. The long term balances as of December 31, 2023 and 2022 are $45 and $134, respectively.